Please file this Prospectus Supplement with your records.


                    STRONG MONEY MARKET FUND

          Supplement to Prospectus dated March 1, 1998


Effective immediately, the Minimum Investment Requirement to open a regular account in the Fund is increased from $1,000 to $2,500. This information modifies the Minimum Investment Requirements found on page II-4 of the Prospectus under the heading "What You Should Know About Buying Shares."


     The date of this Prospectus Supplement is May 1, 1998.